Company Overview January 9, 2023 Sutro Biopharma NASDAQ: STRO Exhibit 99.1

Forward-Looking Statements This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, current and future clinical activities, timing, design and success of our ongoing and planned clinical trials and related data, updates and results of our clinical trials and related data, timing and success of our planned development activities, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, financing plans, potential future milestone and royalty payments, competitive position, industry environment and potential market opportunities for the Company’s product candidates. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors, including risks and uncertainties related to our cash forecasts, our and our collaborators’ ability to advance our product candidates, the receipt, feedback and timing of potential regulatory submissions, designations, approvals and commercialization of product candidates, the design, timing and results of preclinical and clinical trials, and the expected impact of the COVID-19 pandemic on our operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that may be described in greater detail under the heading “Risk Factors” contained in our most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other reports the company files from time to time with the Securities and Exchange Commission, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we nor our management assume responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to publicly update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Six Product Candidates in Clinical Development are Enabled by Sutro's Platform

Unique engineering prowess in the field of precisely conjugated biologics, including next-gen ADCs

Modality	Program	Target(s)	Indication	Discovery	Preclinical	Phase 1/1b	Phase 2/3	Partner
Antibody-Drug Conjugate (ADC)	**Luvelta (STRO-002)**	FolRα	Ovarian Cancer	Fast Track Designation				天士力生物 TASLY BIOPHARMA (Greater China)
			Ovarian Cancer (bevacizumab combo)					
			Endometrial Cancer					
			NSCLC/Non-Gyn Cancers					
	STRO-001	CD74	Lymphoma					BioNova Pharma 烨辉医药 (Greater China)
			Multiple Myeloma	Orphan Drug Designation				
	CC-99712	BCMA	Multiple Myeloma	Orphan Drug Designation				Bristol Myers Squibb
			Multiple Myeloma (GSI combo)					
	STRO-003	ROR1	Cancer					
	Other Early-Stage ADCs	Tissue Factor	Cancer					
Bispecific ADC	**M1231**	MUC1-EGFR	NSCLC & Esophageal Cancer					EMD SERONO (1)
Immunostimulatory ADC (iADC)	**Undisclosed**	3 Undisclosed Targets	Cancer					astellas
Cytokine	**MK-1484**	IL-2	Advanced or Metastatic Solid Tumors					MERCK
Vaccine	**VAX-24**	24-Valent Conjugate Vaccine	Invasive Pneumococcal Disease					VAXCYTE protect humankind

1. EMD Serono is the biopharmaceutical business of Merck KGaA, Darmstadt Germany in the U.S.

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Achievements and Milestones

Clinical data readouts and partnerships provide multiple anticipated 2023 value drivers for Sutro

Luvelta (STRO-002, FolRα ADC)

- [x] Data on Phase 1 dose-expansion and regulatory path forward for the development of luvelta
- [ ] Initiate registration-directed Phase 2/3 trial, REFRaME, in platinum-resistant ovarian cancer (2Q 2023)
- [ ] Provide regulatory update and clinical development plan for infants and children with relapsed/refractory CBF/GLIS2 acute myeloid leukemia (1Q 2023)
- [ ] Data on Phase 1 endometrial cancer cohort (2H 2023)
- [ ] Data on Phase 1 bevacizumab combination trial for advanced ovarian cancer (2H 2023)
- [ ] Submit IND for non-small cell lung cancer (2023)
- [ ] Initiation by Tasly of clinical development of luvelta in ovarian cancer in Greater China (2023)

STRO-001, CD74 ADC

- [ ] Initiation by BioNova of clinical development of STRO-001 in B-cell NHL in Greater China (2023)

STRO-003, ROR1 ADC and Emerging Portfolio

- [ ] IND enabling studies completed for STRO-003 (1Q 2024)
- [ ] Advance 4th proprietary preclinical program towards IND (2023)

Collaborations: Research & Manufacturing Revenue

- [x] Vaxcyte: Manufacturing agreement for the rights and development of cell-free extract
- [ ] Astellas: Advance preclinical research collaboration on immunostimulatory ADCs
- [ ] BMS, Merck & EMD Serono: Manufacturing support and materials for clinical supply

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Luveltamab Tazevibulin (Luvelta, STRO-002)

Advanced Ovarian Cancer Has a High Unmet Medical Need Ovarian cancer is the most common cause of death from gynecological cancers Accounts for 2.1% of all estimated cancer deaths(1,2) Almost half of affected women live less than five years following diagnosis1,2 In 2022, an estimated 19,880 new ovarian cancer cases were diagnosed in the United States(1,2) Total estimated death from this disease was 12,810 Folate receptor alpha, or FolRα is highly expressed in ovarian cancer Associated with disease burden and treatment outcomes(3,4) Due to advanced stage of disease at diagnosis and limited progress of available treatments FolRα, folate receptor alpha. 1. Cancer facts and figures 2022. https://www.cancer.org/content/dam/cancer-org/research/cancer-facts-and-statistics/annual-cancer-facts-and-figures/2022/2022-cancer-facts-and-figures.pdf. Accessed December 14, 2022. 2. 2022 Estimates. American Cancer Society. https://cancerstatisticscenter.cancer.org/?_ga=2.9856755.798860474.1671221534-46877757.1671052212#!/. Accessed December 16, 2022. 3. Birrer MJ, et al. Oncologist. 2019;24:425–429. 3. https://www.nature.com/articles/s41416-022-02031-x Z FolRα FolRα FolRα

LUVELTA
Dose Expansion

Two-Part Phase 1 Study for Patients with Advanced Ovarian Cancer[1]

Explored dosing regimen and biomarker levels for which luvelta is optimal


Part 1: Dose-escalation cohort
Ovarian Cancer
- Relapsed and/or progressed after at least 2 lines of platinum and no other approved therapy available
- All FolRα levels, tissue not required
N=39
6.4 mg/kg Q3W
n=1
6.0 mg/kg Q3W
n=10
5.6 mg/kg Q3W
n=3
4.3 mg/kg Q3W
n=5
5.2 mg/kg Q3W
n=12
Saw patient benefit starting at 2.9 mg/kg dose levels
2.9 mg/kg Q3W
n=3
0.5-1.8 mg/kg dose levels Q3W
n=5
Part 2: Dose-expansion cohort – Cohort A
Ovarian Cancer
-Relapsed and/or progressive disease
-Platinum resistant 1-3 prior regimens or platinum-sensitive 2-3 prior lines
-All FolRα levels, fresh or archival tissue required
N=44
R
1:1
4.3 mg/kg Q3W
n=23
5.2 mg/kg Q3W
n=21
FolRα-unselected patients
(TPS ≤25%)
n=9
FolRα-selected patients
(TPS>25%)
n=35
Not RECIST-Evaluable
Discontinued prior to receiving any post-baseline scan
n=3(2)
RECIST v1.1 Evaluable
At least one post-baseline scan
n=32
Part 2: Cohort C
5.2 mg/kg Q3W + prophylactic pegfilgrastim on Day 8
N=15(3)

Patient Baseline Demographics – Part 2: Dose-Expansion – Cohort A	All Patients Enrolled (N=44)			FolRα-Selected Patients (N=35)			Cohort C
	4.3 mg/kg n=23	5.2 mg/kg n=21	Total N=44	4.3 mg/kg n=19	5.2 mg/kg n=16	Total N=35	Total N=10[3]
Median age (range), years	63 (39–91)	56 (40–72)	60 (39–91)	63 (39–91)	55.5 (45–72)	60 (39–91)	67 (36-86)
Median time since diagnosis (range), years	2.8 (0.8–9.3)	3.0 (0.7–7.8)	2.9 (0.7–9.3)	2.8 (0.9–9.3)	3.5 (1.0–7.8)	3.0 (0.9–9.3)	Mean: 3.0
Mean number of prior lines of therapy	2.5	2.3	2.4	2.6	2.3	2.5	2.5
Prior Therapies							
Prior Bevacizumab, n (%)	13 (57)	16 (76)	29 (66)	12 (63)	12 (75)	24 (69)	6 (60)
Prior PARP inhibitor, n (%)	18 (78)	18 (86)	36 (82)	14 (74)	15 (94)	29 (83)	6 (60)

1. Phase 1 for patients with advanced ovarian cancer is named STRO-001-GM1, clinicaltrials.gov NCT identifier: NCT03748186.
2. Three patients were not evaluable for RECIST as they discontinued before receiving any post-baseline scan for the following reasons: clinical disease progression, adverse event, and consent withdrawn.
3. Cohort C enrolled 15 patients and interim data on 10 patients were made available as of December 8, 2022.
Q3W, every 3-week dosing; RECIST v1.1, Response Evaluation Criteria in Solid Tumors v1.1; TPS, tumor proportion score.

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LUVELTA
Dose Expansion
Cohort A

Luvelta Phase 1 Data Establishes FolRα-Selection Criteria

Patients who started at the higher dose level demonstrated higher ORR and median PFS

Dose-expansion efficacy data establishes TPS>25% as appropriate enrichment cutoff for luvelta
Patients who started at 5.2 mg/kg experienced 43.8% ORR, 5.4 months median DOR, and 6.6 months median PFS

RECIST-Evaluable ORR (%), Median DOR (%), and Median PFS


31.7%
37.5%
11.1%
33.3%
40.0%
31.3%
43.8%

	All FolRα Patients and FolRα-Selection		Across TPS Scores			FolRα-Selected Patients Across Starting Dose Levels	
	All FolRα Patients	FolRα-Selected Patients (TPS>25%)	TPS≤25%	25%<TPS≤75% (FolRα-Selected Patients (TPS>25%))	TPS>75% (FolRα-Selected Patients (TPS>25%))	4.3 mg/kg Starting Dose	5.2 mg/kg Starting Dose
RECIST-Evaluable Patients	N=41	N=32	N=9	N=12	N=20	N=16	N=16
PR	13	12	1	4	8	5	7
ORR (95%, CI), %	31.7 (18.1, 48.1)	37.5 (21.1, 56.3)	11.1 (0.3, 48.3)	33.3 (10.0, 65.1)	40.0 (19.1, 63.9)	31.3 (11.0, 58.7)	43.8 (19.8, 70.1)
Median DOR (95% CI), mo	5.4 (2.9, 11.0)	5.5 (2.5, 11.0)	2.9	5.6 (2.5, NE)	5.5 (2.4, NE)	13 (4.5, NE)	5.4 (2.4, 6.1)
Patients for median PFS	n=44	n=35	n=9	n=12	n=23	n=19	n=16
Median PFS (95% CI), mo	4.3 (4.0, 6.3)	6.1 (4.1, 7.0)	3.8 (1.3, 4.2)	6.4 (1.4, 10.4)	5.8 (4.0, 6.6)	6.1 (4.0, 8.3)	6.6 (2.9, 7.6)

Note: Data are as of November 8, 2022.
FolRα-selected defined as TPS>25%.
ORR, overall response rate; DOR, duration of response; PFS, progression free survival; PR, partial response; CI, confidence interval; mo, months; NE, not estimable.

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Majority of FolRα-Selected Patients Experienced Disease Control 12 FolRα-selected patients demonstrated confirmed partial response Note: Data are as of November 8, 2022. 1. Data on FolRα-selected patients who are evaluable for RECIST v1.1. 2. Disease control includes SD ≥ 6 weeks. BOR, best overall response; SD, stable disease; DCR, disease control rate; PD, progressive disease. TPS (%) 45 90 90 70 100 100 35 35 95 100 35 90 99 80 90 95 40 60 95 60 95 80 35 80 40 95 65 65 80 85 90 85 Partial response -30% 2 pts had 0% Δ LUVELTA FolRα-Selected Both Doses N=32 5.2 mg/kg n=16 4.3 mg/kg n=16 PR 12 7 5 ORR % 37.5 43.8 31.3 SD, n (%) 14 (43.8) 6 (37.5) 8 (50.0) DCR (2) % 81.3% 81.3% 81.3% PD, n (%) 6 (18.8) 3 (18.8) 3 (18.8) BOR in FolRα-Selected Patients (N=32) Change from baseline (%) BOR: Maximum Reduction in Tumor Target Lesions in FolRα-Selected Patients (N=32)(1) 5.2 mg/kg 4.3 mg/kg Starting Dose PR Unconfirmed PR (categorized as SD) Treatment ongoing as of November 8, 2022 Number of patients (%) 5.2 mg/kg n=16 4.3 mg/kg n=16 25%<TPS≤75% 7 (43.8%) 5 (31.3%) TPS>75% 9 (56.3%) 11 (68.8%) FolRα Stratification (N=32) Dose Expansion Cohort A

Patients Had Durable Responses even with Dose Modifications Patients who started at the higher dose experienced rapid time to response Note: Data are as of November 8, 2022. 1. Data are from Cohort A of Phase 1 dose expansion on FolRα-selected patients who are evaluable for RECIST v1.1. 2. Patients are dosed Q3W, and patient scans generally coincide with every other cycle. 3. Data on all 44 patients in Cohort A of Phase 1 dose expansion, including patients who are FolRα-unselected and patients who are not RECIST v1.1 evaluable; PD, progressive disease; PR, partial response. Starting Dose, 5.2 mg/kg (n=16)(1) 80 40 65 80 90 80 90 40 85 35 100 90 35 35 100 LUVELTA 5.2 mg/kg n=21 4.3 mg/kg n=23 N=23 Dose intensity (mg/kg per week) Mean 1.2 1.0 Min, max 0.8, 1.6 0.7, 1.5 Relative dose intensity (%) Mean 66.8 72.4 Min, max 48.5, 90.7 46.3, 105.1 Dose Intensity by Starting Dose (N=44)(3) 85 65 95 60 35 95 95 95 99 80 90 95 100 60 45 90 TPS (%) 70 Dose Level(2) 5.2 mg/kg 4.3 mg/kg 3.5 mg/kg 2.9 mg/kg 2.3 mg/kg Treatment ongoing as of November 8, 2022 PR Unconfirmed PR PD Weeks since first treatment Starting Dose, 4.3 mg/kg (n=16)(1) TPS (%) Weeks since first treatment FolRα-Selected Dose Expansion Cohort A 5.2 mg/kg n=21 4.3 mg/kg n=23 Patients (%) N=23 Dose delay 20 (95.2%) 15 (65.2%) Dose interruption 2 (9.5%) 0 Dose Reduction 16 (76.2%) 11 (47.8%) Summary of Dose Modification (N=44)(3)

Cohort C as a Deep Dive Into Managing Neutropenia

Prophylactic use of pegfilgrastim reduced Grade 3+ neutropenia and dose delays

LUVELTA
Dose Expansion
Cohort A & C

Part 2 Dose-expansion cohorts - Cohort A vs. Cohort C


4.3 mg/kg
Starting Dose
n=23
R
1:1
5.2 mg/kg
Starting Dose
n=21
VS.
5.2 mg/kg +
prophylactic
pegfilgrastim
N=15

- Use of prophylactic pegfilgrastim on day 8 per protocol in Cohort C **reduced Grade 3+ neutropenia at Cycle 1 by 85%**, when compared to Cohort A
- On average, patients in Cohort A at the 5.2 mg/kg dose level were delayed in their dose for ~10 days
- **Dose delays were decreased by 60.6%** in Cohort C, when compared to Cohort A

Cohort A (patients at 5.2mg/kg starting dose) vs. Cohort C


Grade 3+ Neutropenia at Cycle 1
Patients (%)
100
80
60
40
20
0
P=0.006
85.0% less grade 3+ neutropenia at cycle 1
66.7
10.0
Cohort A patients at the 5.2mg/kg starting dose level n=21
Cohort C: 5.2mg/kg + prophylactic pegfilgrastim n=10


Dose Delays at Cycle 2
Patients (%)
100
80
60
40
20
0
P=0.021
60.6% less dose delay at cycle 2
76.2
30.0
Cohort A patients at the 5.2mg/kg starting dose level n=21
Cohort C: 5.2mg/kg + prophylactic pegfilgrastim n=10

Note: Cohort A data are as of November 8, 2022. Cohort C data are as of December 8, 2022.

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LUVELTA
Dose Expansion Cohort A

Most Common Treatment-Emergent Adverse Event was Neutropenia

No new safety signals were observed, including the absence of meaningful drug-related ocular and lung AEs

Most Common Grade 3+ TEAEs (≥2 Subjects) by Dose and General Category

	4.3 mg/kg (n=23)			5.2 mg/kg (n=21)			Total (N=44)		
n (%)	**Grade 3**	**Grade 4**	**Grade 5**	**Grade 3**	**Grade 4**	**Grade 5**	**Grade 3**	**Grade 4**	**Grade 5**
Subjects reporting at least 1 event	**12 (52)**	**6 (26)**	**0**	**8 (38)**	**11 (52)**	**1 (5)**	**20 (45)**	**17 (39)**	**1 (2)**
Hematological									
Neutropenia[1]	10 (43)	5 (22)	0	4 (19)	11 (52)	1 (5)	14 (32)	16 (36)	1 (2)
Febrile neutropenia	1 (4)	0	0	0	0	1 (5)	1 (2)	0	1 (2)
White blood cell count decreased	5 (22)	1 (4)	0	2 (10)	2 (10)	0	7 (16)	3 (7)	0
Platelet count decreased	2 (9)	0	0	2 (10)	0	0	4 (9)	0	0
Thrombocytopenia	0	0	0	2 (10)	0	0	2 (5)	0	0
Anemia	1 (4)	0	0	5 (24)	0	0	6 (14)	0	0
Pain-related									
Neuralgia	2 (9)	0	0	1 (5)	0	0	3 (7)	0	0
Arthralgia	6 (26)	0	0	2 (10)	0	0	8 (18)	0	0
Bone pain	1 (4)	0	0	1 (5)	0	0	2 (5)	0	0
Gastrointestinal									
Small intestinal obstruction	2 (9)	0	0	1 (5)	0	0	3 (7)	0	0
Large intestinal obstruction	0	0	0	2 (10)	0	0	2 (5)	0	0
Diarrhea	2 (9)	0	0	0	1 (5)	0	2 (5)	1 (2)	0
Vomiting	0	0	0	2 (10)	0	0	2 (5)	0	0
Other									
Fatigue	3 (13)	0	0	1 (5)	0	0	4 (9)	0	0
Hyponatremia	3 (13)	0	0	0	0	0	3 (7)	0	0
Cataract	2 (9)	0	0	0	0	0	2 (5)	0	0
Activated partial thromboplastin time prolonged	2 (9)	0	0	0	0	0	2 (5)	0	0
Dehydration	1 (4)	0	0	1 (5)	0	0	2 (5)	0	0
Acute kidney injury	0	0	0	2 (10)	0	0	2 (5)	0	0
Pulmonary embolism	2 (9)	0	0	0	0	0	2 (5)	0	0

- **Neutropenia** was the most common G3+ AE and the most common reason for dose reduction
  - Higher incidence at 5.2 mg/kg
  - Other G3+ hematological TEAEs infrequently required dose modifications
- **Arthralgia** was the second most common G3+ and second most common TEAE leading to dose reduction
- **Other G3+ TEAE** which were unrelated to study drug
  - G3+ large and small intestinal obstructions as complications of metastatic cancer
  - G3+ acute kidney injury attributed to concomitant AEs (sepsis and dehydration) and not direct drug injury
  - G3+ pulmonary embolism in 2 patients

Note: Data are as of November 8, 2022 on all patients enrolled in Phase 1 dose expansion Cohort A.
1. Neutropenia included the following preferred terms: neutropenia, febrile neutropenia, and neutrophil count decreased.
AE, adverse events; TEAE, treatment-emergent adverse event

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Luvelta (STRO-002) Has a Favorable Product Target Profile Confidence to move forward into registrational-enabling study Note: Cohort A data are as of November 8, 2022. Cohort C data are as of December 8, 2022. Potential to treat ~80% of patients with platinum-resistant ovarian cancer Efficacy demonstrated by ORR in the 31-44% range in FolRα-selected patients Manageable safety profile, even at the higher dose levels when given prophylactic pegfilgrastim LUVELTA

LUVELTA

Luvelta Clinical Integrated Strategy for Phase 2/3 Study, REFRaME

Integrated design to potentially support accelerated and full approvals in platinum-resistant ovarian cancer

Part 1: Lead-In Dose Selection

R 1:1

Cohort A:
5.2 mg/kg IV Q3W with prophylactic pegfilgrastim, followed by 4.3 mg/kg after 2 cycles
(n=25)

Cohort B:
4.3 mg/kg IV Q3W
(n=25)

Part 2: Randomization

R 1:1

Selected Dose
Cohort A or Cohort B
(n= 160)

Standard of Care
Chemotherapy Q3W
(n= 160)

Key eligibility criteria

- Platinum resistant ovarian cancer, prior bevacizumab required
- 1–3 prior lines, exclude primary platinum refractory
- FolRα-selected (TPS > 25%)

Interim analysis for Accelerated Approval

- Endpoints: ORR with DOR, safety
- Interim analysis on n=110 in luvelta arm
- Minimal hit to alpha
- Estimated time to accelerated approval unchanged vs. estimated time for a single arm pivotal Ph 2 design

Final analysis for full approval

- Endpoint: PFS
- Full approval on PFS analysis at 160 patients, each in luvelta and standard of care
- Power 80%, HR, 0.72
- Provides most rapid time course for full approval

HR, hazard ratio; IV, intravenous; Q3W, every 3 weeks.
TPS, tumor proportion score; ORR, overall response rate; DOR, duration of response; PFS, progression free survival; HR, hazard ratio.

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LUVELTA

Luvelta Provides Opportunities for Pipeline-in-a-Drug

Multiple shots on goal for commercial opportunities, beyond gynecological cancers

Treatment	Indication	Estimated Market Size/Incidence	
Monotherapy	Platinum-resistant ovarian cancer **Phase 2/3**	**Market size:** ~4K patients per year in the U.S. (FolRα-selected)	**Registrational-enabling, Fast-track designation** Optimized dose of 4.3 mg/kg or 5.2 mg/kg + pegfilgrastim × 2 → 4.3 mg/kg
	Endometrial cancer **Phase 1 expansion**	**Incidence:** Across all stages, not FolRα-selected, ~66K newly diagnosed/year	Requires baseline FolRα-expression level N=40, enrolling
	Pediatric RAM phenotype AML with CBF/GLIS2 mutation **Compassionate use**	**Market size:** ~20 newly diagnosed patients per year	N=17+ Orphan drug designation Rare pediatric disease designation → To discuss with FDA registrational path
	NSCLC **Preclinical**	**Incidence:** Across all stages, squamous and non-squamous, not FolRα-selected. ~196K newly diagnosed patients/year	Translational research to define strategies for patient stratification based on FolRα
Combination therapy	Platinum-sensitive ovarian cancer combined with bevacizumab MT **Phase 1 dose escalation/expansion**	**Market size:** ~2-3K patients per year in the U.S. (FolRα-selected)	Bevacizumab 15 mg/kg combined with STRO-002 starting at 3.5 mg/kg N=40, enrolling

AML, acute myeloid leukemia; NSCLC, non-small cell lung cancer.

Platinum-resistant ovarian cancer source: Sutro internal estimate, based on overall ovarian cancer incidence from SEER data, 2022 (accessed Jan. 2023)
Endometrial cancer source: SEER data, 2022 (accessed Jan. 2023)
RAM-AML source: 1. SEER data explorer, 2022 (accessed Jan. 2023). 2. Eidenschink Brodersen L, et al. A recurrent immunophenotype… Leukemia. 2016;30(10):2077-2080 3. Smith, JL et al. Comprehensive Transcriptome Profiling of Cryptic CBFA2T3-GLIS2 Fusion-Positive AML… Clinical Cancer Research, vol. 26,3 (2020): 726-737.
NSCLC source: 1. SEER data, 2022 (accessed Jan. 2023). 2. ASCO Cancer.net report, 2022. 3. American Cancer Society Key Statistics for Lung Cancer, 2022.
Platinum-sensitive ovarian cancer source: Sutro internal estimate, based on overall ovarian cancer incidence from SEER data, 2022 (accessed Jan. 2023)

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STRO-003 and Emerging Research Portfolio

STRO 003

Our Innovative Design: STRO-003 is a Novel Optimized ROR1 ADC, Featuring TOPO-1 Inhibitors Linked with β-Glucuronidase Cleavable Linkers, DAR 8


1
ROR1
2
pAMF
NH_2
CO_2H
N_3
3
β-glucuronidase linker
4
Exatecan warhead

STRO-003 is a single homogeneous antibody drug conjugate (ADC) with a drug-antibody ratio (DAR) of 8, targeting ROR1 tumor antigen

1. **Targeted ROR1 epitope** is overexpressed in diverse cancers including **hematological and solid tumor indications**
2. **Precisely positioned non-natural amino acids**, p-azidomethyl-L-phenylalanine (pAMF), **to enable DAR8** and optimal conjugation sites for enhanced performance and stability
3. **Stable β-glucuronidase cleavable linkers** demonstrate tumor specificity and encouraging preclinical tolerability. Preclinical data has shown marked **improvement over CatB linkers regarding neutropenia and lung tolerability issues** seen with tubulin and TOPO-1 inhibitors in the clinic
4. **Exatecan warhead inhibits TOPO-1 causing DNA disruption**. It elicits potent tumor cell killing, bystander activity and immunogenic cell death

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Drug Discovery Platform Enables the Opportunity for Best-in-Class or First-in-Class Molecules

Precise novel design to enhance efficacy and safety across multiple modalities and targets

Conjugated Antibody

Modality	*ADC*	*iADC / ADC²*	*Bispecific ADC*
Target	Tumor Antigen	Tumor Antigen	Dual Tumor Antigens
Structure			
Drug Properties	ADC: targeting novel payloads	Site-specific dual drug conjugate with **complementary modalities**	Enhanced tumor targeting of cytotoxic payloads e.g. M1231

Tumor Associated Antigen Targets

- ROR1
- PTK7
- Liv-1
- Tissue Factor
- Integrin B6
- CEACAM5

1. Mono- <u>or</u> Bispecific TAA Targeting

Toolbox of Best-in-Class Linker-Payloads

- DNA targeting / tubulin targeting cytotoxins
- Immune modulators
- Other mechanistically synergistic payloads
- Proprietary cleavable / non-cleavable linkers

2. Single <u>or</u> Dual Conjugations of Different Mechanisms

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NON-CONFIDENTIAL
SUTRO BIOPHARMA

$90M upfront to develop iADCs for up to three targets $422.5M in development, regulatory and commercial milestones for each product candidate, plus tiered royalties ranging from low-double digit to mid-teen percentages Builds on success of Sutro’s ADC platform and engineering expertise Leverages Astellas’ primary focus on immuno-oncology Sutro has the option to share costs/profits for U.S. product development Sutro can develop iADCs outside of this collaboration in other targets Strategic iADC Collaboration June 27, 2022 New Modality for Cold Tumors: Immunostimulatory Antibody Drug Conjugate (iADC) Featuring dual drug conjugation technology with both cytotoxin and immune modulator 19

$287.3M(1) in cash, cash equivalents & marketable securities as of September 30, 2022 Projected cash runway into 1H 2024(1), based on current business plans and assumptions ~1.5M shares of Vaxcyte (Nasdaq: PCVX) not included in the above reported cash, as of September 30, 2022(2) Funding generated from our collaborators of ~$600M(3) through September 30, 2022 1. Does not include the impact from the value of Sutro’s holdings of Vaxcyte common stock (Nasdaq: PCVX). 2. The Company sold approximately 1 million shares of Vaxcyte common stock at fair market value during the period from October 1, 2022 through November 7, 2022. 3. Includes payments and equity investments received through September 30, 2022. Financial Overview Well-capitalized through multiple funding sources 20

Experienced Leadership Team William Newell, JD Chief Executive Officer and Member of the Board of Directors Trevor Hallam, PhD President of Research and Chief Scientific Officer Ed Albini, MBA Chief Financial Officer Shabbir Anik, PhD Chief Technical Operations Officer Linda Fitzpatrick Chief People and Communications Officer Nicki Vasquez, PhD Chief Portfolio Strategy and Alliance Officer Jane Chung, RPh Chief Commercial Officer Lynx Neurex 21